Exhibit 99.1

Total System Services, Inc.	+1.706.649.2307
One TSYS Way	+1.706.649.5740
Post Office Box 2567	www.tsys.com
Columbus GA 31902-2567

For immediate release:

Contact:

Shawn Roberts

TSYS Investor Relations

+1.706.644.6081

shawnroberts@tsys.com

TSYS Reports Third Quarter 2011 EPS Up 30.6%, Raises Guidance and

Increases Quarterly Dividend by 42.9%

COLUMBUS, Ga., October 25, 2011 — TSYS (NYSE: TSS) today reported results for the third quarter 2011 with total revenues of $459.7 million, an increase of 6.1% over 2010. Basic earnings per share (EPS) were $0.30, an increase of 30.6% over 2010. Total issuer cardholder transactions increased 12.7% for the quarter, the seventh consecutive quarter of increased growth and the fourth straight quarter with double digit growth. Accounts on file were 392.4 million, an increase of 15.7% over last year.

For the nine months ended September 30, 2011, total revenues increased 4.6% over 2010 and were up 7.4% excluding 2010 termination fees. Basic EPS were $0.83, a 12.1% increase over 2010, and increased 30.8% excluding 2010 termination fees.

TSYS today also announced that its Board of Directors approved a 42.9% increase in the regular quarterly dividend payable on TSYS common stock from $0.07 per share to $0.10 per share, payable on January 3, 2012 to shareholders of record as of the close of business on December 15, 2011.

“Given the resiliency of the card market, the increase in transactions, addition of new accounts from our sales pipeline and associated fees, we are raising our revenue guidance to a range of 4% to 5% for total revenues and 5% to 6% for revenues before reimbursable items. As a result of improved operations, lower effective tax rates and share repurchases, which are partially offset by negative currency impact, we are raising our guidance for income from continuing operations to a range of $219 to $221 million, and our EPS guidance to a range of $1.14 to $1.15,” said Philip W. Tomlinson, chairman and chief executive officer of TSYS.

“In the third quarter, we purchased 2.2 million shares for $37.2 million, bringing the year-to-date total to 4.2 million shares for $72.9 million. During the year, we returned $40.6 million to shareholders through dividends. We are pleased to announce an increase to shareholder return by raising our quarterly dividend 42.9%, to $0.10 per share. We believe this demonstrates our ongoing confidence in the long-term strength of our business and rewards our shareholders,” said Tomlinson.

TSYS’ revised guidance for 2011 is as follows:

	Revised 2011 Guidance
	Range (in millions, except per share amounts)			Percent Change
Total revenues	$1,786	to	$1,800	4%	to	5%
Reimbursable items	$266	to	$270	(3%)	to	(2%)
Revenues before reimbursable items	$1,520	to	$1,530	5%	to	6%
Income from continuing operations	$219	to	$221	11%	to	12%
EPS from continuing operations*	$1.14	to	$1.15	14%	to	15%
Average Shares Outstanding	192.0

*	EPS Calculations reflect the impact of TSYS’ share repurchase program

Conference Call

TSYS will host its quarterly conference call at 5:00 p.m. ET on Tuesday, October 25. The conference call can be accessed via simultaneous Internet broadcast at tsys.com by clicking on the link under “Webcasts” on the main homepage. The replay will be archived for 12 months and will be available approximately 30 minutes after the completion of the call. A slide presentation to accompany the call will be available by clicking on the link under “Webcasts” on the main homepage of tsys.com.

Non-GAAP Measures

This press release and the financial highlights section of this release contain the non-GAAP financial measures of revenues and basic EPS excluding revenues from termination fees and revenues and operating results on a constant currency basis, respectively, to describe TSYS’ performance. Management uses these non-GAAP financial measures to better understand and assess TSYS’ operating results and financial performance. TSYS believes these non-GAAP financial measures provide meaningful additional information about TSYS to assist investors in understanding and evaluating its operating results.

Additional information about non-GAAP financial measures and a reconciliation of those measures to the most directly comparable GAAP measures are included on pages 10 and 11 of this release.

About TSYS

TSYS (NYSE: TSS) is reshaping a new era in digital commerce, connecting consumers, merchants, financial institutions, businesses and governments. Through unmatched customer service and industry insight, TSYS creates a better experience for buyers and sellers, supporting cross-border payments in more than 85 countries. Offering merchant payment-acceptance solutions as well as services in credit, debit, prepaid, mobile, chip, healthcare, installments, money transfer and more, TSYS makes it possible for those in the global marketplace to conduct safe and secure electronic transactions with trust and convenience.

TSYS’ headquarters are located in Columbus, Georgia, with local offices spread across the Americas, EMEA and Asia-Pacific. TSYS provides services to more than half of the top 20 international banks. For more information, please visit us at www.tsys.com.

Forward-Looking Statements

This press release contains “forward-looking statements” – that is, statements related to future, not past, events. Forward-looking statements often address our expected future business and financial performance and often contain words such as “expect,” “anticipate,” “intend,” “believe,” “should,” “plan,” “will,” “could,” and similar expressions. These forward-looking statements include, among others, statements regarding TSYS’ earnings guidance for 2011 total revenues, revenues before reimbursable items, income from continuing operations and EPS from continuing operations, and the assumptions underlying such statements. These statements are based on the current beliefs and expectations of TSYS’ management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by the forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by our forward-looking statements in this press release. Many of these factors are beyond TSYS’ ability to control or predict. These factors include, but are not limited to: continued consolidation and turmoil in the financial services and other industries during 2011, including the merger of TSYS clients with entities that are not TSYS processing clients, the sale of portfolios by TSYS clients to entities that are not TSYS processing clients and the nationalization or seizure by banking regulators of TSYS clients; TSYS is unable to control expenses and increase market share both domestically and internationally; TSYS is unable to manage the impact of slowing economic conditions and consumer spending; the material breach of security of any of TSYS’ systems; the impact of potential and completed acquisitions, including the costs associated therewith and their being more difficult to integrate than anticipated; the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act on TSYS and on our clients; changes occur in laws, rules, regulations, credit card association rules or other industry standards affecting TSYS and our clients that may result in costly new compliance burdens on TSYS and our clients and lead to a decrease in the volume and/or number of transactions processed; the costs and effects of litigation, investigations or similar matters or adverse facts and developments relating thereto; adverse developments with respect to the credit card industry in general, including a decline in the use of credit cards as a payment mechanism; and internal growth rates of TSYS’ existing clients are lower than anticipated whether as a result of unemployment rates, card delinquencies and charge-off rates or otherwise. Additional risks and other factors that could cause actual results to differ materially from those contemplated in this release can be found in TSYS’ filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise.

— more —

TSYS Announces Third Quarter 2011 Earnings

TSYS

Financial Highlights

(unaudited)

(in thousands, except per share data)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2011	2010	Percent Change	2011	2010	Percent Change
Total revenues	$459,747	433,236	6.1%	$1,336,732	1,277,586	4.6%
Cost of services	321,481	302,692	6.2	935,024	889,110	5.2
Selling, general and administrative expenses	57,086	51,630	10.6	168,970	150,021	12.6

Operating income	81,180	78,914	2.9	232,738	238,455	(2.4)
Nonoperating expenses	(3,794)	31	nm	(5,363)	(1,402)	nm

Income from continuing operations before income taxes, noncontrolling interests and equity in income of equity investments	77,386	78,945	(2.0)	227,375	237,053	(4.1)
Income taxes	24,286	27,879	(12.9)	73,102	84,249	(13.2)

Income from continuing operations before noncontrolling interests and equity in income of equity investments	53,100	51,066	4.0	154,273	152,804	1.0
Equity in income of equity investments	4,588	1,103	nm	7,475	4,363	71.3

Income from continuing operations, net of tax	57,688	52,169	10.6	161,748	157,167	2.9
Loss from discontinued operations, net of tax	—	(2,463)	nm	—	(3,164)	nm

Net income	57,688	49,706	16.1	161,748	154,003	5.0
Net income attributable to noncontrolling interests	460	(3,963)	nm	(1,064)	(7,230)	85.3

Net income attributable to TSYS common shareholders	$58,148	45,743	27.1%	$160,684	146,773	9.5%

Basic earnings per share:
Income from continuing operations to TSYS common shareholders*	$0.30	0.25	23.9%	$0.83	0.76	9.7%

Loss from discontinued operations to TSYS common shareholders*	—	(0.01)	nm	—	(0.02)	nm

Net income attributable to TSYS common shareholders*	$0.30	0.23	30.6%	$0.83	0.74	12.1%

Diluted earnings per share:
Income from continuing operations to TSYS common shareholders*	$0.30	0.25	23.8%	$0.83	0.76	9.5%

Loss from discontinued operations to TSYS common shareholders*	—	(0.01)	nm	—	(0.02)	nm

Net income attributable to TSYS common shareholders*	$0.30	0.23	30.4%	$0.83	0.74	11.9%

Dividends declared per share	$0.07	0.07		$0.21	0.21

Amounts attributable to TSYS common shareholders:
Income from continuing operations, net of tax	$58,148	48,206	20.6%	$160,684	149,937	7.2%
(Loss) income from discontinued operations, net of tax	—	(2,463)	nm	—	(3,164)	nm

Net income	$58,148	45,743	27.1%	$160,684	146,773	9.5%

nm = not meaningful

*	Basic and diluted EPS amounts for continuing operations and net income do not total due to rounding.

- more -

TSYS Announces Third Quarter 2011 Earnings

TSYS

Earnings Per Share

(unaudited)

(in thousands, except per share data)

	Three Months Ended September 30, 2011		Three Months Ended September 30, 2010		Nine Months Ended September 30, 2011		Nine Months Ended September 30, 2010
	Common Stock	Participating Securities	Common Stock	Participating Securities	Common Stock	Participating Securities	Common Stock	Participating Securities
Basic Earnings per share:
Net income	$58,148		45,743		$160,684		146,773
Less income allocated to nonvested awards	(208)	208	(226)	226	(592)	592	(738)	738

Net income allocated to common stock for EPS calculation (a)	$57,940	208	45,517	226	$160,092	592	146,035	738

Average common shares outstanding (b)	190,706	691	195,679	974	191,823	715	196,060	996

Average common shares and participating securities	191,397		196,653		192,538		197,056

Basic Earnings per share (a)/(b)	$0.30	0.30	0.23	0.23	$0.83	0.83	0.74	0.74

Diluted Earnings per share:
Net income	$58,148		45,743		$160,684		146,773
Less income allocated to nonvested awards	(208)	208	(225)	225	(591)	591	(739)	739

Net income allocated to common stock for EPS calculation (c)	$57,940	208	45,518	225	$160,093	591	146,034	739

Average common shares outstanding	190,706	691	195,679	974	191,823	715	196,060	996
Increase due to assumed issuance of shares related to common equivalent shares outstanding	376		78		392		86

Average common and common equivalent shares outstanding (d)	191,082	691	195,757	974	192,215	715	196,146	996

Average common and common equivalent shares and participating securities	191,773		196,731		192,930		197,142

Diluted Earnings per share (c)/(d)	$0.30	0.30	0.23	0.23	$0.83	0.83	0.74	0.74

- more -

TSYS Announces Third Quarter 2011 Earnings

TSYS

Segment Breakdown

(unaudited)

(in thousands)

	Three Months Ended September 30,				Nine Months Ended September 30,
			Change				Change
	2011	2010	$	%	2011	2010	$	%
Revenues before reimbursable items
North America Services	$206,087	192,900	13,187	6.8%	599,451	610,271	(10,820)	(1.8)%
International Services	96,140	82,249	13,891	16.9%	277,337	233,299	44,038	18.9%
Merchant Services	93,220	95,034	(1,814)	(1.9)%	272,780	243,695	29,085	11.9%
Intersegment revenues	(5,286)	(6,991)	1,705	24.4%	(16,553)	(18,673)	2,120	11.4%

Revenues before reimbursable items from external customers	$390,161	363,192	26,969	7.4%	1,133,015	1,068,592	64,423	6.0%

Total revenues
North America Services	$243,899	231,547	12,352	5.3%	708,360	722,585	(14,225)	(2.0)%
International Services	99,891	85,327	14,564	17.1%	288,271	242,706	45,565	18.8%
Merchant Services	122,933	125,178	(2,245)	(1.8)%	361,774	336,402	25,372	7.5%
Intersegment revenues	(6,976)	(8,816)	1,840	20.9%	(21,673)	(24,107)	2,434	10.1%

Revenues from external customers	$459,747	433,236	26,511	6.1%	1,336,732	1,277,586	59,146	4.6%

Depreciation and amortization
North America Services	$19,996	19,523	473	2.4%	59,387	58,817	570	1.0%
International Services	12,847	10,143	2,704	26.7%	36,515	27,335	9,180	33.6%
Merchant Services	8,772	9,725	(953)	(9.8)%	27,232	30,516	(3,284)	(10.8)%
Corporate Admin	753	663	90	13.6%	2,269	2,255	14	0.6%

Total depreciation and amortization	$42,368	40,054	2,314	5.8%	125,403	118,923	6,480	5.4%

Segment operating income
North America Services	$68,016	52,645	15,371	29.2%	187,284	188,650	(1,366)	(0.7)%
International Services	8,279	12,305	(4,026)	(32.7)%	29,426	35,260	(5,834)	(16.5)%
Merchant Services	27,398	31,439	(4,041)	(12.9)%	80,029	72,662	7,367	10.1%
Corporate Admin	(22,513)	(17,475)	(5,038)	(28.8)%	(64,001)	(58,117)	(5,884)	(10.1)%

Operating income	$81,180	78,914	2,266	2.9%	232,738	238,455	(5,717)	(2.4)%

Other:
Reimbursable items:
North America Services	$37,812	38,647	(835)	(2.2)%	108,909	112,315	(3,406)	(3.0)%
International Services	3,751	3,078	673	21.9%	10,934	9,407	1,527	16.2%
Merchant Services	29,713	30,144	(431)	(1.4)%	88,993	92,707	(3,714)	(4.0)%
Intersegment revenues	(1,690)	(1,825)	135	7.4%	(5,119)	(5,435)	316	5.8%

Reimbursable items	$69,586	70,044	(458)	(0.7)%	203,717	208,994	(5,277)	(2.5)%

Volumes:
FTEs (continuing operations)
North America Services					4,306	4,323	(17)	(0.4)%
International Services					2,318	2,006	312	15.6%
Merchant Services					1,167	1,110	57	5.1%
Corporate Admin					398	329	69	21.0%

FTEs					8,189	7,768	421	5.4%

					At		Change
Total assets (in thousands)					9/30/2011	12/31/2010	$	%
North America Services					1,609,814	1,632,882	(23,068)	(1.4)%
International Services					439,927	408,880	31,047	7.6%
Merchant Services					475,722	460,750	14,972	3.2%
Intersegment assets					(676,413)	(550,251)	(126,162)	(22.9)%

Total assets					1,849,050	1,952,261	(103,211)	(5.3)%

	Three Months Ended September 30,				Nine Months Ended September 30,
			Change				Change
	2011	2010	Inc(Dec)%		2011	2010	Inc(Dec)%
North America Segment:
Accounts on File (AOF) (in millions)					341.9	293.8	48.1	16.4%
Transactions (in millions)	1,872.8	1,658.3	214.5	12.9%	5,294.7	4,680.2	614.5	13.1%
International Segment:
AOF (in millions)					50.5	45.4	5.1	11.3%
Transactions (in millions)	360.5	322.9	37.6	11.7%	1,027.2	902.0	125.2	13.9%
Merchant Segment:
Point-of-sale Transactions (in millions)	1,263.3	1,344.9	(81.6)	(6.1)%	3,739.1	4,079.7	(340.6)	(8.3)%

- more -

TSYS Announces Third Quarter 2011 Earnings

TSYS

Balance Sheet

(unaudited)

(in thousands)

	Sep 30, 2011	Dec 31, 2010
Assets
Current assets:
Cash and cash equivalents	$280,713	394,795
Restricted cash	43	434
Accounts receivable, net	246,971	237,646
Deferred income tax assets	10,340	11,090
Prepaid expenses and other current assets	93,724	77,848

Total current assets	631,791	721,813
Property and equipment, net	286,464	300,102
Computer software, net	219,057	246,424
Contract acquisition costs, net	162,475	166,251
Goodwill	355,917	320,399
Equity investments, net	81,036	77,127
Other intangible assets, net	82,269	83,118
Deferred income tax assets, net	5,189	2,704
Other assets	24,852	34,323

Total assets	$1,849,050	1,952,261

Liabilities
Current liabilities:
Current portion of notes payable	$40,155	39,557
Accrued salaries and employee benefits	26,283	27,414
Accounts payable	25,763	36,068
Current portion of obligations under capital leases	13,919	13,191
Other current liabilities	110,359	111,040

Total current liabilities	216,479	227,270
Notes payable, excluding current portion	184,783	194,703
Deferred income tax liabilities	40,701	42,547
Obligations under capital leases, excluding current portion	26,280	30,573
Other long-term liabilities	63,104	53,363

Total liabilities	531,347	548,456

Redeemable noncontrolling interest	—	146,000

Equity
Shareholders’ equity:
Common stock	20,161	20,133
Additional paid-in capital	124,741	119,722
Accumulated other comprehensive income, net	51	(2,585)
Treasury stock	(186,452)	(115,449)
Retained earnings	1,339,672	1,219,303

Total shareholders’ equity	1,298,173	1,241,124

Noncontrolling interests in consolidated subsidiaries	19,530	16,681

Total equity	1,317,703	1,257,805

Total liabilities and equity	$1,849,050	1,952,261

- more -

TSYS Announces Third Quarter 2011 Earnings

TSYS

Cash Flow

(unaudited)

(in thousands)

	Nine Months Ended September 30,
	2011	2010
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$161,748	154,003
Adjustments to reconcile net income to net cash provided by operating activities:
Equity in income of equity investments	(7,475)	(4,363)
Dividends received from equity investments	6,835	6,572
Net loss (gain) on currency translation adjustments	2,751	34
Depreciation and amortization	125,403	119,107
Amortization of debt issuance costs	115	115
Share-based compensation	12,693	11,727
Excess tax benefit from share-based payment arrangements	(50)	(111)
Asset impairments	798	—
Provisions for (recoveries of) bad debt expense and billing adjustments	328	(162)
Charges for transaction processing provisions	3,684	2,860
Deferred income tax expense (benefit)	15,833	13,022
(Gain) loss on disposal of equipment, net	(1,396)	224
Gain on disposal of subsidiary	—	1,641
Changes in operating assets and liabilities:
Accounts receivable	(4,382)	(33,997)
Prepaid expenses, other current assets and other long-term assets	(766)	(22,352)
Accounts payable	(15,629)	34,340
Accrued salaries and employee benefits	(2,610)	(27,616)
Other current liabilities and other long-term liabilities	(215)	24,858

Net cash provided by operating activities	297,665	279,902

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment, net	(18,121)	(29,848)
Additions to licensed computer software from vendors	(10,033)	(27,224)
Additions to internally developed computer software	(13,331)	(15,220)
Proceeds from sale of tradename	4,500	—
Proceeds from disposition, net of expenses paid and cash disposed	—	4,224
Cash used in acquisitions, net of cash acquired	(45,309)	(148,531)
Purchase of private equity investments	(1,573)	—
Additions to contract acquisition costs	(22,506)	(42,774)

Net cash used in investing activities	(106,373)	(259,373)

CASH FLOWS FROM FINANCING ACTIVITIES:
Principal payments on long-term debt borrowings and capital lease obligations	(21,052)	(11,938)
Proceeds from exercise of stock options	1,743	543
Excess tax benefit from share-based payment arrangements	50	111
Repurchase of common stock	(73,361)	(46,228)
Purchase of noncontrolling interests	(174,050)	—
Subsidiary dividends paid to noncontrolling shareholders	(433)	(250)
Dividends paid on common stock	(40,616)	(41,432)

Net cash used in financing activities	(307,719)	(99,194)

CASH AND CASH EQUIVALENTS:
Effect of exchange rate changes on cash and cash equivalents	2,345	1,310

Net increase (decrease) in cash and cash equivalents	(114,082)	(77,355)
Cash and cash equivalents at beginning of period	394,795	449,955

Cash and cash equivalents at end of period	$280,713	372,600

- more -

TSYS Announces Third Quarter 2011 Earnings

Supplemental Information:

	Accounts on File
	Total
(in millions)	Sep 2011	Sep 2010	% Change
Consumer Credit	194.2	180.2	7.7
Government Services	32.6	26.9	21.4
Retail	23.2	23.1	0.2

Total Consumer	250.0	230.2	8.6
Commercial	59.6	51.9	14.7
Other	7.0	5.7	23.6

Subtotal	316.6	287.8	10.0
Prepaid/Stored Value	75.8	51.4	47.7

Total AOF	392.4	339.2	15.7

Growth in Accounts on File (in millions):

	Sep 2010 to Sep 2011	Sep 2009 to Sep 2010
Beginning balance	339.2	342.1
Change in accounts on file due to:
Internal growth of existing clients	31.2	20.8
New clients	32.9	33.2
Purges/Sales	(10.0)	(40.3)
Deconversions	(0.9)	(16.6)

Ending balance	392.4	339.2

- more -

TSYS Announces Third Quarter 2011 Earnings

Reconciliation of GAAP to Non-GAAP

Non-GAAP Measures

The schedule below provides a reconciliation of revenues and operating results on a constant currency basis to reported revenues and operating income. This non-GAAP measure presents year-to-date 2011 financial results using the previous year’s foreign currency exchange rates. On a year-to-date constant currency basis, TSYS’ total revenues grew 3.3% as compared to a reported GAAP increase of 4.6%. The schedule below also provides a reconciliation of revenues and basic EPS excluding revenues from termination fees.

The non-GAAP financial measures of constant currency and revenues and basic EPS excluding revenues from termination fees, with respect to year-to-date revenues and basic EPS presented by TSYS, are utilized by management to better understand and assess TSYS’ operating results and financial performance. TSYS also uses the non-GAAP financial measures to evaluate and assess TSYS’ financial performance against budget, as well as to evaluate financial performance for executive and management compensation purposes.

TSYS believes that non-GAAP financial measures are important to enable investors to understand and evaluate its ongoing operating results. Accordingly, TSYS includes non-GAAP financial measures when reporting its financial results to shareholders and investors in order to provide them with an additional tool to evaluate TSYS’ ongoing business operations. TSYS believes that the non-GAAP financial measures are representative of comparative financial performance that reflects the economic substance of TSYS’ current and ongoing business operations.

Although non-GAAP financial measures are often used to measure TSYS’ operating results and assess its financial performance, they are not necessarily comparable to similarly titled captions of other companies due to potential inconsistencies in the method of calculation.

TSYS believes that its use of non-GAAP financial measures provides investors with the same key financial performance indicators that are utilized by management to assess TSYS’ operating results, evaluate the business and make operational decisions on a prospective, going-forward basis. Hence, management provides disclosure of non-GAAP financial measures to give shareholders and potential investors an opportunity to see TSYS as viewed by management, to assess TSYS with some of the same tools that management utilizes internally and to be able to compare such information with prior periods. TSYS believes that the presentation of GAAP financial measures alone would not provide its shareholders and potential investors with the ability to appropriately analyze its ongoing operational results, and therefore expected future results. TSYS therefore believes that inclusion of non-GAAP financial measures provides investors with additional information to help them better understand its financial statements just as management utilizes these non-GAAP financial measures to better understand the business, manage budgets and allocate resources.

- more -

TSYS Announces Third Quarter 2011 Earnings

Reconciliation of GAAP to Non-GAAP

Constant Currency Comparison

(unaudited)

(in thousands)

	Three Months Ended Sep 30,			Nine Months Ended Sep 30,
	2011	2010	Percent Change	2011	2010	Percent Change
Consolidated
Constant currency (1)	$454,852	433,236	5.0%	$1,319,653	1,277,586	3.3%
Foreign currency (2)	4,895	—		17,079	—

Total revenues	$459,747	433,236	6.1%	$1,336,732	1,277,586	4.6%

Constant currency (1)	$81,655	78,914	3.5%	$231,685	238,455	(2.8)%
Foreign currency (2)	(475)	—		1,053	—

Operating income	$81,180	78,914	2.9%	$232,738	238,455	(2.4)%

International Services
Constant currency (1)	$94,975	85,327	11.3%
Foreign currency (2)	4,916	—

Total revenues	$99,891	85,327	17.1%

(1)	Reflects current period results on a non-GAAP basis as if foreign currency rates did not change from the comparable prior year period.
(2)	Reflects the impact of calculated changes in foreign currency rates from the comparable period.

Revenue and BASIC EPS Excluding Termination Fees

(unaudited)

(in thousands, except per share data)

	Nine Months Ended Sep 30,
	2011	2010	Percent Change
Consolidated
Total Revenues	$1,336,732	1,277,586	4.6%
Less:
Termination Fees	—	32,667

Total revenues excluding termination fees	$1,336,732	1,244,919	7.4%

Net income attributable to TSYS common shareholders	$160,684	146,773	9.5%
Less:
Termination Fees, net of tax	—	21,011
Net Income excluding termination fees, net of tax, attributable to TSYS common shareholders	$160,684	125,762	27.8%

Average common shares and participating securities	192,538	197,056

BASIC EPS - Net income attributable to TSYS common shareholders	$0.83	0.74	12.1%
Less:
Termination Fees, net of tax	—	0.11

BASIC EPS - Net Income excluding termination fees, net of tax, attributable to TSYS common shareholders	$0.83	0.64	30.8%

Note: Earnings per share may not foot due to rounding.

- ### -